SUNAMERICA SENIOR FLOATING RATE FUND, INC.
                (Supplement to the Prospectus dated May 1, 2006)

       On May 23, 2006, the Board of Directors of the SunAmerica Senior Floating Rate Fund, Inc. (the "Fund") approved certain amendments to the Fund's prospectus. Effective immediately, the section titled "How to Buy Fund Shares" on page 6 of the prospectus and the disclosure with respect to Minimum Initial and Subsequent Purchases on page 28 of the Fund's prospectus is amended so that the minimum initial and subsequent investments may be waived for certain fee-based programs and/or group plans held in omnibus accounts.


Dated: June 2, 2006